UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 24, 2011

Piedmont Office Realty Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-34626	58-2328421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11695 Johns Creek Parkway, Ste 350, Johns Creek, Georgia 30097

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 418-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Effective February 24, 2011, Piedmont Office Realty Trust, Inc. (the “Corporation”) amended and restated the Corporation’s Dividend Reinvestment Plan (the “DRP) to provide terms for the sale of shares held by participants in the DRP. The Amended and Restated Dividend Reinvestment Plan is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Piedmont Office Realty Trust, Inc. Amended and Restated Dividend Reinvestment Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PIEDMONT OFFICE REALTY TRUST, INC.

By:	/s/ Robert E. Bowers
Robert E. Bowers Chief Financial Officer, Executive Vice President, Secretary, and Treasurer

Date: February 24, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Piedmont Office Realty Trust, Inc. Amended and Restated Dividend Reinvestment Plan.